SUPPLEMENTAL ANALYST PACKAGE 3Q2006 EARNINGS CONFERENCE CALL 10/18/2006 O'HARE INTERNATIONAL AIRPORT AMB COMPASS DISTRIBUTION CENTER

TABLE OF CONTENTS Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Adjusted EBITDA and Coverage Ratios 5 Supplemental Cash Flow Information 6 Portfolio Overview 7 Consolidated Operating and Leasing Statistics 8 Consolidated Market Operating Statistics 9 Consolidated Portfolio Overview 10 Unconsolidated Portfolio Overview 11 Lease Expirations 12 Top 25 Customers 13 Historical Industrial Operating and Leasing Statistics 14 Acquisitions 15 Operating Property Dispositions 16 Contributions to Private Capital Joint Ventures 17 New Development Renovation Projects 18 Development Renovation Projects in Process 19 Stabilized Development Renovation Projects 22 Development Projects Available for Sale or Contribution and Sold or Contributed Projects 23 Land Inventory 24 Capitalization Summary 25 Co-Investment Consolidated Joint Ventures 26 Other Consolidated Joint Ventures 27 Unconsolidated Joint Ventures, Mortgage Investments and Other Investments 28 Reporting Definitions 29 Supplemental Financial Measures Disclosures 30 AMB Property Corporation Contacts 32 i Cover: AMB acquired AMB Compass Distribution Center, a fully-leased 439,350 square foot facility located in Chicago's O'Hare submarket, on behalf of AMB Institutional Alliance Fund III. AMB's Chicago portfolio includes approximately 15.4 million square feet of distribution space - approximately 75% of which is located within 10 miles of O'Hare International Airport.

FINANCIAL HIGHLIGHTS (dollars in thousands, except share data) Quarters Ended September 30, Nine Months Ended September 30, 2006 Change 2005 2006 Change 2005 Operating Data Revenues $ 187,695 17.3% $ 160,076 $ 548,978 15.8% $ 474,036 Adjusted EBITDA (1) 150,503 20.3% 125,101 444,965 13.7% 391,282 Net income available to common stockholders 29,963 9.8% 27,285 125,682 12.9% 111,275 FFO (2) 68,286 47.0% 46,468 199,380 36.0% 146,620 Per diluted share and unit: EPS $ 0.33 6.5% $ 0.31 $ 1.39 9.4% $ 1.27 FFO (2) 0.72 44.0% 0.50 2.10 32.1% 1.59 Dividends per common share 0.460 4.5% 0.440 1.380 4.5% 1.320 Ratios Interest coverage (1) 3.3 x 2.9 x 3.3 x 3.0 x Fixed charge coverage (1) 2.4 x 2.2 x 2.5 x 2.3 x FFO payout 64% 88% 66% 83% As of September 30, 2006 June 30, 2006 March 31, 2006 December 31, 2005 Capitalization AMB's share of total debt (3) $ 3,067,242 $ 2,983,751 $ 2,830,250 $ 2,601,878 Preferred equity 417,767 377,824 388,846 467,325 Market equity 5,130,909 4,675,100 5,010,887 4,435,696 Total capitalization $ 8,615,918 $ 8,036,675 $ 8,229,983 $ 7,504,899 Ratios AMB's share of total debt-to-AMB's share of total book capitalization (3) (4) 56.9% 56.9% 55.9% 53.3% AMB's share of total debt-to-AMB's share of total market capitalization (3) (5) 35.6% 37.1% 34.4% 34.7% Total common shares and units outstanding 93,103,047 92,484,670 92,332,552 90,211,430 (1) See the Adjusted EBITDA and Coverage Ratios and its footnotes. (2) See the Consolidated Statements of Funds from Operations and its footnote. (3) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (4) See Reporting Definitions for definition of "AMB's share of total debt-to-AMB's share of total book capitalization." (5) See Reporting Definition for definition of "AMB's share of total debt-to-AMB's share of total market capitalization." 1

CONSOLIDATED BALANCE SHEETS (dollars in thousands) As of September 30, 2006 June 30, 2006 March 31, 2006 December 31, 2005 Assets Investments in real estate: Total investments in properties $ 7,553,031 $ 7,376,322 $ 6,913,524 $ 6,798,294 Accumulated depreciation (821,545) (774,528) (736,760) (697,388) Net investments in properties 6,731,486 6,601,794 6,176,764 6,100,906 Investments in unconsolidated joint ventures 116,856 123,107 118,472 118,653 Properties held for contribution, net 184,365 71,981 266,3 11 32,755 Properties held for divestiture, net 63,402 46,857 31, 201 17,936 Net investments in real estate 7,096,109 6,843,739 6,592,748 6,270,250 Cash and cash equivalents 184,230 231,912 168,007 267,233 Mortgages and loans receivable 18,782 18,816 21,589 21,621 Accounts receivable, net 143,594 127,528 148,907 178,682 Other assets 135,646 114,371 112,312 64 ,953 Total assets $ 7,578,361 $ 7,336,366 $ 7,043,563 $ 6,802,739 Liabilities and stockholders' equity Secured debt $ 1,874,887 $ 1,829,968 $ 1,917,805 $ 1,912,526 Unsecured senior debt 1,226,561 1,051,249 950,937 975,000 Unsecured credit facilities 801,656 904,452 734,110 490,072 Other debt 79,894 88,217 63,543 2 3,963 Accounts payable and other liabilities 297,358 254,223 249,149 263,744 Total liabilities 4,280,356 4,128,109 3,915,544 3 ,665,305 Minority interests: Joint venture partners 977,452 950,209 899,658 853,643 Preferred unitholders 180,298 190,198 200,986 278,378 Limited partnership unitholders 79,733 89,705 87,973 89,114 Total minority interests 1,237,483 1,230,112 1,188,617 1,221,135 Stockholders' equity: Common equity 1,836,928 1,802,814 1,764,071 1,740,751 Preferred equity 223,594 175,331 175,331 175,548 Total stockholders' equity 2,060,522 1,978,145 1,939,402 1,916,299 Total liabilities and stockholders' equity $ 7,578,361 $ 7,336,366 $ 7,043,563 $ 6,802,739 2

CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands, except share data) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2006 2005 2006 2005 Revenues Rental revenues $ 180,205 $ 154,312 $ 531,439 $ 461,516 Private capital income (1) 7,490 5,764 17,539 12,520 Total revenues 187,695 160,076 548,978 474,036 Costs and expenses Property operating costs (45,992) (39,842) (135,888) (119,344) Depreciation and amortization (48,761) (40,494) (136,160) (121,279) Impairment losses - - (5,394) - General and administrative (25,851) (16,815) (73,850) (54,876) Other expenses (2) (893) (2,925) (1,134) (3,663) Fund costs (495) (329) (1,588) (1,073) Total costs and expenses (121,992) (100,405) (354,014) (300,235) Other income and expenses Equity in earnings of unconsolidated joint ventures (3) 2,239 1,529 12,605 9,959 Other income (2) 2,643 2,964 7,641 4,769 Gains from dispositions of real estate, net - - - 18, Development profits, net of taxes 23,517 398 69,889 20,322 Interest expense, including amortization (44,535) (37,305) (129,627) (111,320) Total other income and expenses (16,136) (32,414) (39,492) (57,347) Income from operations before minority interests 49,567 27,257 155,472 116,454 Minority interests' share of income: Joint venture partners' share of income (12,317) (8,806) (30,145) (27,039) Joint venture partners' and limited partnership unitholders' share of development profits (1,150) (21) (2,735) (10,136) Preferred unitholders (3,791) (5,368) (12,816) (16,104) Limited partnership unitholders (108) (528) (1,469) (1,505) Total minority interests share of income (17,366) (14,723) (47,165) (54,784) Income from continuing operations 32,201 12,534 108,307 61,670 Discontinued operations: Income attributable to discontinued operations, net of minority interests 973 2,204 3,675 7,281 Gain from disposition of real estate, net of minority interests 213 14,330 24,335 47,673 Total discontinued operations 1,186 16,534 28,010 54,954 Net income 33,387 29,068 136,317 116,624 Preferred stock dividends (3,440) (1,783) (9,631) (5,349) Preferred unit redemption discount/(issuance costs) 16 - (1,004) - Net income available to common stockholders $ 29,963 $ 27,285 $ 125,682 $ 111,275 Net income per common share (diluted) $ 0.33 $ 0.31 $ 1.39 $ 1.27 Weighted average common shares (diluted) 91,058,029 88,373,479 90,458,810 87,424,751 3 (1) Includes incentive distributions for 2006 of $2.1 million from the sale of AMB Institutional Alliance Fund I in 2005 which had been deferred. (2) Includes changes in liabilities and assets associated with the Company's deferred compensation plan. (3) Includes gains on sale of operating properties of $0.0 million, $8.3 million, $0.1 million and $5.1 million, respectively, for the three and nine months ended September 30, 2006 and 2005.

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS (1) (dollars in thousands, except share data) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2006 2005 2006 2005 Net income $ 33,387 $ 29,068 $ 136,317 $ 116,624 Gains from disposition of real estate, net of minority interests (213) (14,330) (24,335) (66,596) Depreciation and amortization: Total depreciation and amortization 48,761 40,494 136,160 121,279 Discontinued operations' depreciation (37) 4,216 270 12,483 Non-real estate depreciation (1,001) (892) (3,069) (2,439) Adjustments to derive FFO from consolidated JVs: Joint venture partners' minority interests (Net income) 12,317 8,806 30,145 27,039 Limited partnership unitholders' minority interests (Net income) 108 528 1,469 1,505 Limited partnership unitholders' minority interests (Development profits) 1,086 16 3,260 568 Discontinued operations' minority interests (Net income) (18) 2,226 (278) 6,850 FFO attributable to minority interests (24,471) (24,944) (66,654) (72,634) Adjustments to derive FFO from unconsolidated JVs: AMB's share of net income (2,239) (1,529) (12,605) (9,959) AMB's share of FFO 4,030 4,592 9,335 11,808 AMB's share of development profits, net - - - 5,4 41 Preferred stock dividends (3,440) (1,783) (9,631) (5,349) Preferred unit redemption discount (issuance costs) 16 - (1,004) - Funds from operations $ 68,286 $ 46,468 $ 199,380 $ 146,620 FFO per common share and unit (diluted) $ 0.72 $ 0.50 $ 2.10 $ 1.59 Weighted average common shares and units (diluted) 95,117,597 93,034,016 94,734,736 92,121,224 4 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool.

ADJUSTED EBITDA (1) AND COVERAGE RATIOS (dollars in thousands) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2006 2005 2006 2005 Net income $ 33,387 $ 29,068 $ 136,317 $ 116,624 Depreciation and amortization 48,761 40,494 136,160 121,279 Impairment losses - - 5,394 - Stock-based compensation amortization 3,445 2,679 14,386 9,623 Adjustments to derive adjusted EBITDA from unconsolidated JVs: AMB's share of net income (2,239) (1,529) (12,605) (9,959) AMB's share of FFO (2) 4,030 4,592 9,335 11,808 AMB's share of interest expense 2,146 2,252 6,601 6,188 AMB's share of development profits, net of taxes - - - 5,441 Interest expense, including amortization 44,535 37,305 129,627 111,320 Total minority interests share of income 17,366 14,723 47,165 54,784 Total discontinued operations, including gains (1,186) (16,534) (28,010) (73,877) Discontinued operations' adjusted EBITDA 258 12,051 595 38,051 Adjusted EBITDA $ 150,503 $ 125,101 $ 444,965 $ 391,282 Interest Interest expense, including amortization - continuing operations $ 44,535 $ 37,305 $ 129,627 $ 1 11,320 Interest expense, including amortization - discontinued operations (660) 3,405 (3,072) 11,437 AMB's share of interest expense from unconsolidated JVs 2,146 2,252 6,601 6,188 Total interest $ 46,021 $ 42,962 $ 133,156 $ 128,945 Interest coverage (3) 3.3 x 2.9 x 3.3 x 3.0 x Fixed charge Interest expense, including amortization - continuing operations $ 44,535 $ 37,305 $ 129,627 $ 1 11,320 Amortization of financing costs and debt premiums - continuing operations (1,614) (1,091) (6,090) (2,529) Interest expense, including amortization - discontinued operations (660) 3,405 (3,072) 11,437 Amortization of financing costs and debt premiums - discontinued operations - (127) - (360) AMB's share of interest expense from unconsolidated JVs 2,146 2,252 6,601 6,188 Capitalized interest 11,383 8,187 29,934 21,928 Preferred unit distributions 3,791 5,368 12,816 16,104 Preferred stock dividends 3,440 1,783 9,631 5,349 Total fixed charge $ 63,021 $ 57,082 $ 179,447 $ 169,437 Fixed charge coverage (4) 2.4 x 2.2 x 2.5 x 2.3 x 5 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes adjusted EBITDA is a useful supplemental measure of operating performance and liquidity, of ways in which investors might use adjusted EBITDA when assessing AMB's financial performance, and of adjusted EBITDA's limitations as a measurement tool. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes FFO is a useful supplemental measure of operating performance, of ways in which investors might use FFO when assessing AMB's financial performance, and of FFO's limitations as a measurement tool. (3) See Reporting Definitions for interest coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes interest coverage is a useful supplemental measure of liquidity. (4) See Reporting Definitions for fixed charge coverage and Supplemental Financial Measures Disclosures for a discussion of why management believes fixed charge coverage is a useful supplemental measure of liquidity.

SUPPLEMENTAL CASH FLOW INFORMATION (dollars in thousands) For the Quarters Ended For the Nine Months Ended September 30, September 30, 2006 2005 2006 2005 Supplemental Information: Straight-line rents and amortization of lease intangibles $ 4,890 $ 5,889 $ 16,190 $ 15, 250 AMB's share of straight-line rents and amortization of lease intangibles $ 3,644 $ 4,109 $ 12,721 $ 9,809 Gross lease termination fees $ 406 $ 90 $ 6,456 $ 1,372 Net lease termination fees (1) $ 296 $ 52 $ 6,282 $ 1,266 AMB's share of net lease termination fees $ 177 $ 52 $ 6,069 $ 1,261 AMB's share of unconsolidated JV's NOI (2) $ 7,352 $ 7,149 $ 21,260 $ 19,004 JV Partners' share of cash basis NOI (2) $ 39,892 $ 39,170 $ 110,704 $ 113,243 Discontinued operations' NOI - Held for Sale (2) $ 360 $ - $ 713 $ - Discontinued operations' NOI - Sold (2) $ (135) $ 12,075 $ (333) $ 38,109 Stock-based compensation amortization $ 3,445 $ 2,679 $ 14,386 $ 9,623 Capitalized interest $ 11,383 $ 8,187 $ 29,934 $ 21,928 Recurring capital expenditures: Tenant improvements $ 4,891 $ 5,578 $ 13,317 $ 16,061 Lease commissions and other lease costs 5,654 5,660 18,300 15,838 Building improvements 12,958 7,453 29,230 18,780 Sub-total 23,503 18,691 60,847 50,679 JV Partners' share of capital expenditures (5,718) (5,238) (15,577) (12,957) AMB's share of recurring capital expenditures $ 17,785 $ 13,453 $ 45,270 $ 37,722 6 (1) Net lease termination fees are defined as gross lease termination fees less the associated straight-line rent balance. (2) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool.

PORTFOLIO OVERVIEW (1) As of September 30, 2006 U.S. U.S. U.S. Total Non-Japan Total Target Non-Target On-Tarmac Mexico Canada N. America Europe Japan Asia Europe/Asia Grand Total Operating Portfolio (2) Number of buildings 869 70 34 12 - 985 33 10 1 44 1,029 Rentable square feet 89,693,011 6,914,944 2,681,328 2,570,694 - 101,859,977 3,746,379 2,628,458 151,749 6,526,586 108,386,563 % of total rentable square feet 82.7% 6.4% 2.5% 2.4% - 94.0% 3.6% 2.4% 0.1% 6.0% 100.0% Pro rata rentable square feet owned by AMB 57,790,716 4,527,375 2,490,004 590,898 - 65,398,993 3,728,814 525,692 151,749 4,406,255 69,805,248 % of total rentable square feet owned by AMB 82.9% 6.5% 3.6% 0.8% - 93.7% 5.3% 0.7% 0.2% 6.2% 100.0% Occupancy percentage 95.8% 93.0% 95.0% 94.3% - 95.5% 98.0% 85.4% 100.0% 93.0% 95.4% Annualized base rent (000's) $504,397 $29,483 $46,184 $14,072 - $594,136 $30,672 $28,180 $543 $59,395 $653,531 % of total annualized base rent 77.2% 4.5% 7.0% 2.2% - 90.9% 4.7% 4.3% 0.1% 9.1% 100.0% Number of leases 2,587 274 231 36 - 3,128 80 36 2 118 3,246 Annualized base rent per square foot $5.87 $4.59 $18.13 $5.80 - $6.11 $8.36 $12.55 $3.58 $9.79 $6.32 Development Pipeline (3) Number of buildings 46 - - 5 5 56 13 6 5 24 80 Rentable square feet 5,453,789 - - 1,895,337 1,504,628 8,853,754 2,780,455 3,314,904 1 ,476,939 7,572,298 16,426,052 Land acres held for future development 994 220 - 237 85 1,536 70 49 16 135 1,671 Total number of buildings 915 70 34 17 5 1,041 46 16 6 68 1,109 Total rentable square feet 95,146,800 6,914,944 2,681,328 4,466,031 1,504,628 110,713,731 6,526,834 5,943,362 1,628,688 14,098,884 124,812,615 7 (1) Includes consolidated and unconsolidated operating and development properties as well as recently completed developments that have not yet been placed in operations but are being held for sale or contribution. (2) Includes all consolidated and unconsolidated operating properties. (3) Development pipeline includes recently completed development projects available for sale or contribution totaling ten buildings and 3,001,892 square feet.

CONSOLIDATED OPERATING AND LEASING STATISTICS (dollars in thousands, except per square foot amounts) Prior Prior Operating Portfolio (1) Quarter Quarter Same Store Pool (2) Quarter Quarter Square feet owned at September 30, 2006 (3) 93,562,702 92,185,403 Square feet in same store pool at September 30, 2006 79,057,056 79,143,334 % of total consolidated industrial square feet 84.5% 85.9% Occupancy percentage 95.9% 95.4% Occupancy percentage at period end: Average Occupancy percentage (6) 94.9% 94.5% September 30, 2006 96.1% 95.6% September 30, 2005 94.7% 94.5% Weighted average lease terms: Weighted average lease terms: Original 6.1 years 6.2 years Original 6.0 years 6.0 years Remaining 3.3 years 3.4 years Remaining 3.1 years 3.2 years Year-to- Year-to- Operating Portfolio (1) Quarter Date Same Store Pool (2) Quarter Date Tenant retention 81.0% 72.0% Tenant retention 75.3% 72.3% Same Space Leasing Activity: (4) Same Space Leasing Activity: (4) Rent increases (decreases) on renewals and rollovers (3) 9.9% (1.7%) Rent increases (decreases) on renewals and rollovers 9.9% (1.9%) Same space square footage commencing (millions) 3.6 12.9 Same space square footage commencing (millions) 3.6 12.7 2nd Generation Leasing Activity: Cash basis NOI %change: (5) TIs and LCs per square foot: Revenues 4.4% 3.0% Retained $ 1.52 $ 1.34 Expenses 0.7% 3.0% Re-tenanted 3.57 3.19 NOI (5) 5.8% 3.0% Weighted average $ 2.33 $ 2.16 NOI without lease termination fees (5) 5.5% 3.3% Square footage commencing (millions) 4.5 14.6 (1) Includes all consolidated operating properties and excludes development and renovation projects. (2) The same store pool excludes properties purchased and developments stabilized after December 31, 2004. See Reporting Definitions. (3) In addition to owned square feet as of September 30, 2006, the Company managed, but did not have an ownership interest in, approximately 0.4 million additional square feet of properties. One of the Company's subsidiaries also manages approximately 1.1 million square feet of properties representing the IAT portfolio on behalf of the IAT Air Cargo Facilities Income Fund. The Company also has investments in 14.8 million square feet of operating properties through its investments in unconsolidated joint ventures. (4) Consists of second generation leases renewing or re-tenanting with current and prior lease terms greater than one year. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. (6) Based on monthly occupancy percentage. 8

CONSOLIDATED MARKET OPERATING STATISTICS (1) As of September 30, 2006 Total No. New San U.S. Hub and Total Total/ Dallas/ Los Jersey/ Francisco U.S. Gateway Other Weighted Atlanta Chicago Ft. Worth Angeles (2) Miami New York Bay Area Seattle On-Tarmac (3) Markets Markets Average Number of buildings 47 109 36 144 51 132 118 55 34 726 213 939 Rentable square feet 4,622,672 10,785,898 3,624,111 14,264,056 5,376,464 10,404,721 11,148,072 7,298,626 2,681,328 70,205,948 23,356,754 93 ,562,702 % of total rentable square feet 4.9% 11.5% 3.9% 15.3% 5.7% 11.1% 11.9% 7.8% 2.9% 75.0% 25.0% 100.0% Occupancy percentage 92.2% 93.9% 94.9% 96.6% 97.4% 96.6% 98.4% 96.4% 95.0% 96.1% 95.2% 95.9% Annualized base rent (000's) $18,903 $52,454 $13,261 $86,916 $39,851 $73,105 $73,412 $33,736 $46,184 $437,822 $134,140 $571,962 % of total annualized base rent 3.3% 9.2% 2.3% 15.2% 7.0% 12.8% 12.8% 5.9% 8.1% 76.6% 23.4% 100.0% Number of leases 161 224 124 388 248 370 350 217 231 2,313 743 3, 056 Annualized base rent per square foot $4.44 $5.18 $3.86 $6.31 $7.61 $7.28 $6.69 $4.80 $18.13 $6.49 $6.03 $6.38 Lease expirations as a % of ABR: (4) 2006 5.8% 2.9% 0.4% 2.8% 2.6% 2.3% 2.5% 5.1% 3.9% 3.0% 1.7% 2.7% 2007 15.8% 31.6% 12.4% 9.1% 24.0% 11.3% 15.1% 19.3% 13.5% 16.2% 13.7% 15.6% 2008 21.1% 10.3% 11.5% 21.1% 11.8% 13.1% 17.8% 13.5% 13.6% 15.5% 12.9% 14.9% Weighted average lease terms: Original 5.2 years 4.8 years 5.9 years 5.9 years 5.4 years 7.0 years 5.6 years 6.0 years 8.6 years 5.9 years 6.7 years 6.1 years Remaining 2.7 years 2.6 years 3.6 years 3.1 years 3.2 years 3.9 years 2.5 years 2.9 years 4.6 years 3.1 years 3.8 years 3.3 years Tenant retention: Quarter 96.6% 66.3% 29.8% 86.4% 46.6% 65.1% 84.3% 100.0% 76.5% 80.1% 84.1% 81.0% Year-to-date 69.4% 65.5% 52.1% 75.6% 74.4% 76.6% 66.8% 81.0% 91.3% 72.7% 69.4% 72.0% Rent increases on renewals and rollovers: Quarter (6.2%) (7.7%) (14.1%) 5.8% 19.9% 1.1% 47.8% 0.9% 7.1% 10.9% 6.0% 9.9% Same space SF leased 217,081 595,415 78,400 614,718 130,546 262,874 366,473 215,012 57,903 2,538,422 1,027,603 3,566,025 Year-to-date (9.9%) (7.6%) (6.2%) 4.7% 4.7% 1.7% (11.7%) 2.3% 4.0% (1.8%) (1.0%) (1.7%) Same space SF leased 630,246 1,780,909 577,548 1,826,803 920,104 1,840,340 1,293,002 924,770 329,066 10,122,788 2,822,737 12,945,525 Same store cash basis NOI % change: (5) Quarter 2.6% 5.8% 3.8% 4.1% 17.7% 4.0% 9.0% (0.1%) 3.1% 5.6% 6.6% 5.8% Year-to-date 0.8% 3.1% (0.9%) 4.1% 17.2% 1.5% (0.2%) 0.4% 4.3% 3.0% 3.1% 3.0% Sq. feet owned in same store pool (6) 3,611,621 8,479,166 3,515,471 12,162,203 4,678,052 8,817,647 10,588,467 6,119,008 2,564,083 60,535,718 18,521,338 79,057,056 AMB's pro rata share of square feet (7) 2,391,855 8,843,438 2,573,975 11,130,196 4,400,671 5,527,237 8,563,006 3,834,500 2,490,004 49,754,882 20,050,366 69,805,248 9 (1) Includes all consolidated operating properties and excludes unconsolidated, development and renovation projects and recently completed development projects available for sale or contribution. (2) The Company also has a 19.9 acre land parcel leased to a parking lot operator in the Los Angeles market immediately adjacent to LAX. (3) Includes on-tarmac cargo facilities at 14 airports. (4) See Reporting Definitions. (5) See Supplemental Financial Measures Disclosures for a discussion of why management believes same store NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (6) Same-store pool at September 30, 2006, excludes properties or developments stabilized after December 31, 2004. (7) Calculated as AMB's pro rata share of square feet on consolidated and unconsolidated operating properties.

CONSOLIDATED PORTFOLIO OVERVIEW As of September 30, 2006 Number Rentable % of Total Annualized % of Total Annualized of Square Rentable Occupancy Base Rent Annualized Number Base Rent per Buildings Feet Square Feet Percentage (000's) Base Rent of Leases Square Foot U.S. Hub Markets 726 70,205,948 75.0% 96.1% $ 437,822 76.6% 2,313 $ 6.49 Other Markets U.S. Target Markets Austin 8 1,558,757 1.7 95.4 8,667 1.5 31 5.83 Baltimore / Washington DC 39 3,046,324 3.3 97.5 19,997 3.5 142 6.73 Boston 39 5,188,593 5.5 93.1 31,347 5.5 104 6.49 Minneapolis 31 3,886,858 4.2 97.6 17,137 3.0 142 4.52 Subtotal/Weighted Average 117 13,680,532 14.7% 95.6% $ 77,148 13.5% 419 $ 5.90 U.S. Non-Target Markets Charlotte 21 1,312,713 1.4 88.5 5,262 0.9 66 4.53 Columbus 1 240,000 0.3 100.0 360 0.1 4 1.50 Houston 1 410,000 0.4 100.0 2,569 0.4 1 6.27 Memphis 17 1,883,845 2.0 85.5 8,481 1.5 45 5.27 New Orleans 5 410,839 0.4 96.0 1,986 0.3 49 5.03 Orlando 16 1,424,748 1.5 99.6 6,644 1.2 76 4.68 Subtotal/Weighted Average 61 5,682,145 6.0% 92.2% $ 25,302 4.4% 241 $ 4.83 Non-U.S. Target Markets (1) (2) Amsterdam, Netherlands 5 476,972 0.5 100.0 4,930 0.9 5 10.34 Frankfurt, Germany 1 166,917 0.2 100.0 2,562 0.4 1 15.35 Hamburg, Germany 7 959,214 1.0 98.8 7,606 1.3 20 8.02 Lyon, France 1 262,491 0.3 100.0 1,553 0.3 2 5.92 Paris, France 19 1,880,785 2.0 96.5 14,021 2.4 52 7.72 Queretaro, Mexico 1 95,949 0.1 100.0 475 0.1 1 4.95 Shanghai, China 1 151,749 0.2 100.0 543 0.1 2 3.58 Subtotal/Weighted Average 35 3,994,077 4.3% 98.1% $ 31,690 5.5% 83 $ 8.09 Total Other Markets 213 23,356,754 25.0 95.2 134,140 23.4 743 6.03 Total/Weighted Average 939 93,562,702 100.0% 95.9% $ 571,962 100.0% 3,056 $ 6.38 10 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at September 30, 2006. (2) Total market square footage in international markets increases to 9.1 million square feet and the percentage of total annualized base rent increases to 11.2% when industrial operating properties owned in unconsolidated co-investment joint ventures are included.

UNCONSOLIDATED OPERATING PORTFOLIO OVERVIEW As of September 30, 2006 Number Rentable Annualized % of Total Annualized of Square Occupancy Base Rent Annualized Base Rent per Buildings Feet Percentage (000's) Base Rent Square Foot U.S. Hub Markets Atlanta 7 407,199 65.8% $ 1,490 1.8% $ 5.56 Chicago 36 4,046,721 92.0 16,605 20.4 4.46 Los Angeles 11 3,387,452 97.8 14,179 17.4 4.28 No. New Jersey / New York City 1 212,335 100.0 828 1.0 3.90 Subtotal/Weighted Average 55 8,053,707 93.3% $ 33,102 40.6% $ 4.40 U.S. Target Markets 5 434,152 96.6 2,509 3.1 5.98 U.S. Non-Target Markets 9 1,232,799 96.8 4,181 5.2 3.51 Non-U.S. Target Markets (1) Guadalajara, Mexico 6 933,542 93.9 4,754 5.8 5.43 Mexico City, Mexico 5 1,541,203 94.2 8,843 10.8 6.09 Tokyo, Japan 10 2,628,458 85.4 28,180 34.5 12.55 Subtotal/Weighted Average 21 5,103,203 89.6% $ 41,777 51.1% $ 9.13 Total/Weighted Average 90 14,823,861 92.4% $ 81,569 100.0% $ 5.95 11 (1) Annualized base rent for leases denominated in foreign currencies is translated using the currency exchange rate at September 30, 2006.

LEASE EXPIRATIONS (1) As of September 30, 2006 (dollars in thousands) Square Annualized Annualized Feet Base Rent (2) Base Rent 2006 2,843,639 $ 17,820 2.6% 2007 16,653,525 99,514 14.7% 2008 16,269,280 97,119 14.4% 2009 16,552,335 103,910 15.4% 2010 12,861,145 96,356 14.3% 2011 12,301,733 90,128 13.3% 2012 6,094,941 50,435 7.5% 2013 2,400,095 22,183 3.3% 2014 5,225,377 41,591 6.2% 2015 4,589,996 28,571 4.2% 2016 and beyond 3,935,403 28,271 4.2% Total 99,727,469 $ 675,898 100.0% (1) Schedule includes spaces that expire on or after September 30, 2006. Schedule includes consolidated and unconsolidated operating properties. (2) Calculated as monthly rent at expiration multiplied by 12. Non-U.S. Dollar projects are converted to U.S. Dollars using the budgeted exchange rate at expiration. 12

TOP 25 CUSTOMERS (1) As of September 30, 2006 (dollars in thousands) Percentage of Percentage of Aggregate Aggregate Aggregate Rentable Leased Annualized Annualized Customer Name (2) Number of Leases Square Feet Square Feet (3) Base Rent (4) Base Rent (5) United States Government (6) (7) 47 1,410,931 1.3% $ 20,195 3.1% Deutsche Post World Net (DHL) (6) 46 2,230,026 2.0% 18,782 2.9% FedEx Corporation (6) 33 1,439,263 1.3% 14,959 2.3% Harmonic Inc. 4 285,480 0.3% 8,907 1.4% Sagawa Express 4 496,151 0.5% 7,122 1.1% National Distribution Centers 3 1,880,000 1.7% 6,964 1.1% Nippon Express 10 621,712 0.6% 6,307 1.0% City and County of San Francisco 1 559,605 0.5% 5,714 0.9% La Poste 2 854,427 0.8% 5,602 0.9% Expeditors International 7 999,303 0.9% 4,804 0.7% BAX Global Inc/Schenker/Deutsche Bahn (6) 14 482,514 0.4% 4,674 0.7% Worldwide Flight Services (6) 12 308,959 0.3% 4,468 0.7% Panalpina, Inc. 7 684,415 0.6% 4,366 0.7% FMI International 3 764,343 0.7% 4,240 0.6% International Paper Company 6 473,399 0.4% 3,990 0.6% UPS 15 559,994 0.5% 3,985 0.6% United Air Lines Inc (6) 6 191,085 0.2% 3,408 0.5% Forward Air Corporation 7 443,954 0.4% 3,311 0.5% Ahold NV 6 693,280 0.6% 2,970 0.5% Elmhult Limited Partnership 5 760,253 0.7% 2,686 0.4% Virco Manufacturing Corporation 1 559,000 0.5% 2,566 0.4% Aeroground Inc. (6) 6 201,367 0.2% 2,496 0.4% Integrated Airline Services (6) 4 198,262 0.2% 2,284 0.3% Applied Materials, Inc. 1 290,557 0.3% 2,277 0.3% Eagle Global Logistics, L.P. 9 388,063 0.4% 2,265 0.3% Total 17,776,343 16.3% $ 149,342 22.9% (1) Schedule includes consolidated and unconsolidated operating properties. (2) Customer(s) may be a subsidiary of or an entity affiliated with the named customer. The Company also leases a 19.9 acre land parcel adjacent to LAX to a parking lot operator with an ABR of $7,487, which is not included. (3) Computed as aggregate leased square feet divided by the aggregate leased square feet of operating properties. (4) See Reporting Definitions. (5) Computed as aggregate annualized base rent divided by the aggregate annualized base rent of operating properties. (6) Apron rental amounts (but not square footage) are included. (7) United States Government includes the United States Postal Service (USPS), United States Customs, United States Department of Agriculture (USDA) and various other U.S. governmental agencies. 13

HISTORICAL OPERATING AND LEASING STATISTICS Total Rentable Square Feet (Annual) Occupancy Percentage (Quarterly) Tenant Retention (Annual) Same Store NOI %Change (1)(Annual) 14 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes same store NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool.

AMB's Number of Square Month of Acquisition Ownership Property Name Market Buildings Feet Acquisition Cost (1) Percentage Property Acquisitions AMB Alliance Fund III 1. AMB Capstan Distribution Center Los Angeles 2 242,741 July $ 21,939 20% 2. AMB Clipper Distribution Center Los Angeles 1 199,184 August 19,783 20% 3. AMB Compass Distribution Chicago 1 439,350 September 34,240 21% 4. AMB Schooner Distribution Center Los Angeles 1 76,946 July 8,349 20% 5. AMB Shearwater Truck Terminal Seattle 1 17,540 July 5,577 20% 6. AMB Zuma Industrial Los Angeles 1 58,319 August 7,427 20% Subtotal 7 1,034,080 97,315 AMB Property Corporation 7. AMB Blue Water Minneapolis 1 97,285 September 8,392 100% 8. AMB Corregidora Distribution Center Queretaro, Mexico 1 95,949 August 4,559 80% 9. AMB Kehoe Industrial Chicago 1 55,023 September 5,329 100% Subtotal 3 248,257 18,280 Total Third Quarter Property Acquisitions 10 1,282,337 $ 115,595 (2) 32% Weighted Average Stabilized Cap Rate GAAP/Cash 6.1% / 5.7 % Total Year-to-Date Property Acquisitions 69 5,903,327 $ 515,737 (2) 48% Weighted Average Stabilized Cap Rate GAAP/Cash 6.7% / 6.5% (1) Translated to U.S. Dollars using the exchange rate on the date of acquisition. (2) Represents the total expected investment, including closing costs and estimated acquisition capital of $2.8 million and $10.9 million, respectively for the three and nine months ended September 30, 2006. ACQUISITIONS For the Quarter ended September 30, 2006 (dollars in thousands) 15

OPERATING PROPERTY DISPOSITIONS For the Quarter ended September 30, 2006 (dollars in thousands) AMB's Number of Square Month of Disposition Ownership Property Name Market Buildings Feet Disposition Price Percentage 1. Meadowlands - 35 UPS Drive No. New Jersey / New York 1 74,172 August $ 5,177 20% Total Third Quarter Dispositions 1 74,172 $ 5,177 20% Weighted Average Stabilized Cash Cap Rate 5.5% Total Year-to-Date Dispositions 13 927,062 $ 59,123 90% Weighted Average Stabilized Cash Cap Rate 6.6% 16

CONTRIBUTIONS TO PRIVATE CAPITAL JOINT VENTURES For the Quarter ended September 30, 2006 (dollars in thousands) AMB's Retained Number of Square Contribution Ownership Property Contributions Market Buildings Feet Value (1) Percentage 1. AMB Narita Distribution Center 1 - Bldgs A B Tokyo, Japan 2 667,978 $ 95,639 20% Total Third Quarter Property Contributions 2 667,978 $ 95,639 20% Weighted Average Stabilized Cash Cap Rate 5.9% Total Year-to-Date Property Contributions 4 2,038,612 $ 376,999 20% Weighted Average Stabilized Cash Cap Rate 5.6% 17 (1) Translated to U.S. Dollars using the exchange rate on the date of contribution.

NEW DEVELOPMENT #038; RENOVATION PROJECTS For the Quarter ended September 30, 2006 (dollars in thousands) Estimated Estimated AMB's Estimated Square Feet Total Ownership Projects Market Developer Stabilization at Stabilization Investment (1) Percentage 1. AMB Forest Park Freight Terminal Atlanta AMB Q2 07 142,000 $ 11,200 100% 2. AMB Aurora Industrial (3) Minneapolis AMB Q4 07 125,200 7,000 100% 3. AMB Milton 401 Business Park - Bldg 2 Toronto, Canada AMB Q4 07 281,358 22,600 100% 4. Beacon Lakes Bldg 7 Miami Flagler Q1 08 193,090 14,400 79% 5. AMB Redlands - Parcel 2 Los Angeles AMB Q2 08 1,313,470 57,100 100% 6. AMB Shinkiba Distribution Center Tokyo, Japan AMB Q2 08 328,764 90,600 100% 7. AMB Narita Distribution Center 1 - Bldg C Tokyo, Japan AMB Q2 08 348,891 43,900 100% 8. AMB Le Grand Roissy Distribution - Mitry Paris, France SIRIUS Q2 08 37,954 4,400 100% Total Third Quarter New Projects 2,770,727 $ 251,200 99% Weighted Average Estimated Yield (2) 7.1 % Total Year-to-Date New Projects 7,709,464 $ 604,600 96% Weighted Average Estimated Yield (2) 7.6% 18 (1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization), prepaid ground leases and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2006. (2) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions. (3) Represents a renovation project. See Reporting Definitions.

DEVELOPMENT #038; RENOVATION PROJECTS IN PROCESS As of September 30, 2006 (dollars in thousands) Estimated Estimated AMB's Estimated Square Feet Total Ownership Projects Market Developer Stabilization at Stabilization Investment (1) Percentage 2006 Deliveries 1. AMB Fokker Logistics Center 1 Amsterdam, Netherlands Delta Group Q4 234,050 $ 29,000 100% 2. Frankfurt Logistics Center 556 - Phase II Frankfurt, Germany AMB Q4 105,723 14,700 100% 3. Monarch Commerce Center - Bldg 1 Unit A Miami AMB Q4 42,153 3,800 100% 4. AMB Milton 401 Business Park - Bldg 1 Toronto, Canada AMB Q4 373,245 20,600 100% 5. Agave - Bldg 4 Mexico City, Mexico G. Accion Q4 217,514 14,200 98% 6. AMB Kashiwa DC-1 Tokyo, Japan AMB Q4 221,160 23,800 100% 7. AMB Mt. Prospect Distribution Chicago AMB Q4 228,603 26,200 100% 8. Highway 17 - 55 Madison Street (3) No. New Jersey / New York AMB Q4 150,446 13,400 100% 9. AMB Fengxian Logistics Center - Bldg 6 (3) Shanghai, China AMB Q4 341,355 12,900 60% Total 2006 Deliveries 1,914,249 $ 158,600 97% Leased or Under Contract For Sale/Funded-to-date 66% $ 126,500 (2) Weighted Average Estimated Yield (4) 8.6% 19 Continued on next page (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization), prepaid ground leases and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2006. (2) AMB's share of amounts funded to date for 2006, 2007 and 2008 deliveries was $125.4 million, $300.1 million and $241.5 million, respectively, for a total of $667.0 million. (3) Represents a renovation project. See Reporting Definitions. (4) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions.

20 DEVELOPMENT #038; RENOVATION PROJECTS IN PROCESS As of September 30, 2006 (dollars in thousands) Estimated Estimated AMB's Estimated Square Feet Total Ownership Projects Market Developer Stabilization at Stabilization Investment (1) Percentage 2007 Deliveries 10. Beacon Lakes - Bldg 10 Miami Flagler Q1 192,476 $ 12,600 79% 11. Beacon Lakes Village - Phase 1 Bldg E1 Miami Flagler Q1 52,668 5,900 50% 12. AMB Des Plaines Logistics Center Chicago AMB Q1 126,053 18,200 100% 13. AMB Annagem Distribution Centre Toronto, Canada AMB Q1 198,169 14,300 100% 14. Beacon Lakes - Bldg 6 Miami Flagler Q1 206,464 13,200 79% 15. AMB Pearson Logistics Centre 1-Bldg 200 Toronto, Canada AMB Q1 205,518 17,000 100% 16. AMB Turnberry Distribution VI Chicago AMB Q1 179,400 10,600 20% 17. AMB Pearson Logistics Centre 1-Bldg 100 Toronto, Canada AMB Q2 446,338 30,200 100% 18. AMB Forest Park Freight Terminal Atlanta AMB Q2 142,000 11,200 100% 19. AMB Fokker Logistics Center 2A Amsterdam, Netherlands Delta Group Q2 118,166 15,200 100% 20. AMB Horizon Creek - Bldg 300 Atlanta Seefried Properties Q2 190,214 8,900 100% 21. AMB Gonesse Distribution Center Paris, France GEPRIM Q2 590,077 52,900 100% 22. AMB Douglassingel Distribution Center Amsterdam, Netherlands Austin Q3 148,714 21,900 100% 23. AMB Port of Hamburg 1 Hamburg, Germany BUSS Ports + Logistics Q3 413,441 35,200 94% 24. AMB Tres Rios Industrial Park - Bldg 3 Mexico City, Mexico G. Accion Q3 628,784 37,000 98% 25. AMB Tres Rios Industrial Park - Bldg 4 Mexico City, Mexico G. Accion Q3 315,156 18,500 98% 26. AMB DFW Logistics Center 1 Dallas / Ft. Worth AMB Q4 113,640 5,600 100% 27. AMB Arrayanes - Bldg 2 Guadalajara, Mexico G. Accion Q4 473,720 19,800 90% 28. AMB Aurora Industrial(5) Minneapolis AMB Q4 125,200 7,000 100% 29. AMB Milton 401 Business Park - Bldg 2 Toronto, Canada AMB Q4 281,358 22,600 100% 30. Platinum Triangle Land (4) Los Angeles AMB Q4 - 33,200 100% 31. AMB Isle d'Abeau Logistics Park Bldg C Lyon, France GEPRIM Q4 277,817 20,800 100% 32. AMB Torrance Matrix Los Angeles AMB Q4 161,785 28,000 100% Total 2007 Deliveries 5,587,158 $ 459,800 95% Leased or Under Contract For Sale/Funded-to-date 23% $ 317,600 (2) Weighted Average Estimated Yield (3) 8.4% (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization), prepaid ground leases and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2006. (2) AMB's share of amounts funded to date for 2006, 2007 and 2008 deliveries was $125.4 million, $300.1 million and $241.5 million, respectively, for a total of $667.0 million. (3) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions. (4) Represents a value-added conversion project. See Reporting Definitions. (5) Represents a renovation project. See Reporting Definitions. Continued on next page

Estimated Estimated AMB's Estimated Square Feet Total Ownership Projects Market Developer Stabilization at Stabilization Investment (1) Percentage 2008 Deliveries 33. AMB Jiuting Distribution Center 2 Shanghai, China AMB Q1 185,548 $ 7,600 100% 34. AMB Steel Road Los Angeles AMB Q1 161,000 10,200 100% 35. AMB Riverfront Distribution Center - Bldg B Seattle AMB Q1 385,000 22,500 100% 36. AMB Valley Distribution Center Seattle AMB Q1 766,245 42,700 100% 37. AMB Fokker Logistics Center 3 Amsterdam, Netherlands Delta Group Q1 324,725 41,600 50% 38. Beacon Lakes Bldg 7 Miami Flagler Q1 193,090 14,400 79% 39. AMB Redlands - Parcel 2 Los Angeles AMB Q2 1,313,470 57,100 100% 40. AMB Amagasaki Distribution Center 2 Osaka, Japan AMB Q2 981,679 106,600 100% 41. AMB Shinkiba Distribution Center Tokyo, Japan AMB Q2 328,764 90,600 100% 42. AMB Narita Distribution Center 1 - Bldg C Tokyo, Japan AMB Q2 348,891 43,900 100% 43. AMB Le Grand Roissy Distribution - Mitry Paris, France SIRIUS Q2 37,954 4,400 100% 44. AMB Barajas Logistics Park Madrid, Spain AMB Q2 427,133 37,200 80% 45. AMB Funabashi Distribution Center 5 Tokyo, Japan AMB Q2 469,254 57,900 100% Total 2008 Deliveries 5,922,753 $ 536,700 94% Leased or Under Contract For Sale/Funded-to-date 5% $ 257,500 (2) Weighted Average Estimated Yield (3) 7.6% Total Scheduled Deliveries 13,424,160 $ 1,155,100 95% Leased or Under Contract For Sale/Funded-to-date 21% $ 701,600 (2) Weighted Average Estimated Yield (3) 8.0% 21 DEVELOPMENT #038; RENOVATION PROJECTS IN PROCESS As of September 30, 2006 (dollars in thousands) (continued) (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization), prepaid ground leases and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2006. (2) AMB's share of amounts funded to date for 2006, 2007 and 2008 deliveries was $125.4 million, $300.1 million and $241.5 million, respectively, for a total of $667.0 million. (3) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions.

STABILIZED DEVELOPMENT #038; RENOVATION PROJECTS For the Quarter ended September 30, 2006 (dollars in thousands) AMB's Square Total Ownership Projects Placed in Operations Market Developer Feet Investment (1) Percentage 1. Dulles Commerce Center - Bldg 150 Baltimore / Washington DC Seefried Properties 72,600 $ 6,700 20% 2. Northfield Bldg 700 Dallas / Ft. Worth Seefried Properties 108,640 6,300 20% Total Third Quarter Placed in Operations 181,240 $ 13,000 20% Leased/Weighted Average Yield (3) 78% 9.0% Total Year-to-Date Placed in Operations 941,336 $ 90,500 31% Leased/Weighted Average Yield (3) 78% 8.4% AMB's Square Total Ownership Projects Placed in Available for Sale or Contribution (2) Market Developer Feet Investment (1) Percentage 1. AMB BRU Air Cargo Center Brussels, Belgium AMB 102,655 $ 12,300 100% 2. AMB Amagasaki Distribution Center 1 Osaka, Japan AMB 965,156 95,900 100% 3. AMB Horizon Creek - Bldg 200 Atlanta Seefried Properties 88,426 5,500 100% 4. AMB Layline Distribution Center Los Angeles AMB 298,000 30,200 100% 5. Agave - Bldg 2 Mexico City, Mexico G. Accion 260,163 14,900 98% 6. Singapore Airport Logistics Center - Bldg 2 (5) Singapore City, Singapore Boustead Projects PTE 250,758 12,600 50% 7. AMB Fengxian Logistics Center - Bldgs 2 4 (4) Shanghai, China AMB 699,278 27,700 60% Total Third Quarter Available for Sale or Contribution 2,664,436 $ 199,100 91% Leased/Weighted Average Yield (3) 96% 8.5% Total Year-to-Date Available for Sale or Contribution 4,465,871 $ 459,400 96% Leased/Weighted Average Yield (3) 93% 7.8% 22 (1) Represents total estimated cost of renovation, expansion or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization), prepaid ground leases and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2006. (2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of construction completion. (3) Yields exclude value-added conversion projects and are calculated on an after-tax basis for international projects. See Reporting Definitions. (4) Represents a renovation project. See Reporting Definitions. (5) Represents a project in an unconsolidated joint venture.

(1) Represents total estimated cost of renovation, expansion, or development, including initial acquisition costs, third party developer earnouts (if triggered by stabilization), prepaid ground leases and associated carry costs. The estimates are based on the Company's current estimates and forecasts and are subject to change. Non-U.S. Dollar investments are translated to U.S. Dollars using the exchange rate at September 30, 2006. (2) Represents projects where development activities have been completed and which the Company intends to sell or contribute within two years of construction completion. (3) Represents a renovation project. See Reporting Definitions. (4) Represents a project in an unconsolidated joint venture. DEVELOPMENT PROJECTS AVAILABLE FOR SALE OR CONTRIBUTION AND SOLD OR CONTRIBUTED PROJECTS As of September 30, 2006 (dollars in thousands) AMB's Total Ownership Projects Available for Sale or Contribution (2) Market Square Feet Investment (1) Percentage 1. Agave - Bldg 2 Mexico City, Mexico 260,163 $ 14,900 98% 2. AMB Amagasaki Distribution Center 1 Osaka, Japan 965,156 95,900 100% 3. AMB BRU Air Cargo Center Brussels, Belgium 102,655 12,300 100% 4. AMB Fengxian Logistics Center - Bldgs 2 4 (3) Shanghai, China 699,278 27,700 60% 5. AMB Horizon Creek - Bldg 200 Atlanta 88,426 5,500 100% 6. AMB Horizon Creek - Bldg 400 Atlanta 204,256 9,600 100% 7. AMB Layline Distribution Center Los Angeles 298,000 30,200 100% 8. Highway 17 - 50 Broad Street (3) No. New Jersey / New York 133,200 9,000 100% 9. Singapore Airport Logistics Center - Bldg 2 (4) Singapore City, Singapore 250,758 12,600 50% Total Available for Sale or Contribution 3,00 1,892 $ 217,700 92 AMB's Ownership AMB's Square Gross Percentage Share of Projects Sold or Contributed Market Feet Price (1) Sold or Contributed Net Cash Gain 1. AMB Narita Distribution Center 1 - Bldg A B Tokyo, Japan 667,978 $ 95,636 80% 2. AMB Redlands - Parcel 1 Los Angeles 699,350 31,820 100% 3. Monarch Commerce Center - Bldg 1 Units B C Miami 29,750 2,611 100% 4. Monarch Commerce Center - Bldg 3 Miami 37,447 3,990 100% Total Third Quarter Sold or Contributed 1,434,525 $ 134,057 86% $ 23,453 Total Year-to-Date Sold or Contributed 2,837,311 $ 423,422 82% $ 70,414 23

LAND INVENTORY As of September 30, 2006 (dollars in thousands) North America Europe Asia Total Estimated Estimated Estimated Estimated Build Out Potential Build Out Potential Build Out Potential Build Out Potential Acres (3) (square feet) Acres (square feet) Acres (square feet) Acres (square feet) Balance as of June 30, 2006 1,397 22,490,479 70 1,474,170 57 3,205,617 1,524 27,170,266 Acquisitions 252 3,233,229 - - 19 799,634 272 4,032,863 Development Starts (114) (1,930,974) - - (11) (677,655) (126) (2,608,629) Balance as of September 30, 2006 1,535 23,792,734 70 1,474,170 65 3,327,596 1,671 28,594,500 Total investment (1) $ 344,100 $ 33,600 $ 94,900 $ 472,600 $ 1,656,200 (2) 24 (1) Includes initial acquisition cost and associated carry costs. (2) Represents total estimated costs of development including initial land acquisition cost and associated carry costs assuming full build out of land inventory. (3) The Company also has a 19.9 acre land parcel leased to a parking lot operator in the Los Angeles market immediately adjacent to LAX.

CAPITALIZATION SUMMARY As of September 30, 2006 (dollars in thousands, except share price) AMB Joint Unsecured Secured Venture Senior Credit Other Total Year Debt (1) Debt (1) Debt Facilities (2) Debt Debt 2006 $ 43,411 $ 40,269 $ 150,000 $ - $ 179 $ 233,859 2007 13,353 79,221 75,000 - 7,784 175,358 2008 41,955 180,562 175,000 - 810 398,327 2009 4,012 133,380 100,000 - 873 238,265 2010 69,833 132,078 250,000 801,656 941 1,254,508 2011 21,486 376,561 75,000 - 1,014 474,061 2012 95,884 178,260 - - 1,093 275,237 2013 37,209 206,755 175,000 - 65,920 (6) 484,884 2014 16,024 6,110 - - 616 22,750 2015 2,087 110,384 112,491 - 664 225,626 Thereafter 14,617 62,390 125,000 - - 202,007 Sub-total 359,871 1,505,970 1,237,491 801,656 79,894 3,984,882 Unamortized premiums/(discount) 1,912 7,134 (10,930) - - (1,884) Total consolidated debt 361,783 1,513,104 1,226,561 801,656 79,894 3,982,998 AMB's share of unconsolidated JV Debt (3) - 179,973 - - - 179,973 Total debt 361,783 1,693,077 1,226,561 801,656 79,894 4,162,971 JV partners' share of consolidated JV debt - (1,043,729) - - (52,000) (1,095,729) AMB's share of total debt $ 361,783 $ 649,348 $ 1,226,561 $ 801,656 $ 27,894 $ 3,067,242 Weighted average interest rate 5.0% 6.3% 6.2% 3.2% 6.8% 5.5% Weighted average maturity (in years) 5.3 5.2 4.6 3.6 6.1 4.7 Market Equity Security Shares Price Value Common Stock 89,230,097 $ 55.11 $ 4,917,471 LP Units 3,872,950 55.11 213,438 Total 93,103,047 $ 5,130,909 Preferred Stock and Units (4) Dividend Liquidation Security Rate Preference Series D preferred units (7) 7.75% $ 79,767 Series I preferred units (7) 8.00% 25,500 Series J preferred units (7) 7.95% 40,000 Series K preferred units 7.95% 40,000 Series L preferred stock 6.50% 50,000 Series M preferred stock 6.75% 57,500 Series O preferred stock 7.00% 75,000 Series P preferred stock 6.85% 50,000 Weighted Average/Total 7.27% $ 417,767 Capitalization Ratios Total debt-to-total market capitalization (5) 42.9% AMB's share of total debt-to-AMB's share of total market capitalization (5) 35.6% Total debt plus preferred-to-total market capitalization (5) 47.2% AMB's share of total debt plus preferred-to- AMB's share of total market capitalization (5) 40.4% 25 (1) AMB secured debt includes debt related to international assets in the amount of $271.2 million. Of this, $84.6 million is associated with assets located in Asia and the remaining $186.6 million is related to assets located in Europe. (2) Represents three credit facilities with total capacity of approximately $1,181 million. Includes $455.1 million, $227.7 million and $108.9 million in Euro, Yen and Canadian dollar based borrowings, respectively, translated to U.S. Dollars using the foreign exchange rates at September 30, 2006. (3) The weighted average interest and maturity for the unconsolidated JV debt were 4.5% and 4.2 years, respectively. (4) Exchangeable under certain circumstances by the unitholder and redeemable at the option of the Company after a specified non-call period, generally five years from issuance. (5) See Reporting Definitions for the Company's definitions of "total market capitalization," "AMB's share of total market capitalization," "market equity," and "preferred." See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (6) Maturity includes $65 million balance outstanding on a $65 million non-recourse credit facility obtained by AMB Partners II. (7) Callable as of September 30, 2006.

CO-INVESTMENT CONSOLIDATED JOINT VENTURES As of September 30, 2006 (dollars in thousands) AMB's Gross JV Partners' Ownership Number of Square Book Property Other Share Joint Ventures Percentage Buildings Feet (1) Value (2) Debt Debt of Debt (3) Co-Investment Operating Joint Ventures: AMB Erie (4) 50% 15 1,921,432 $ 100,812 $ 40,170 $ - $ 20,085 AMB Partners II (6) 20% 117 9,713,784 662,029 316,936 65,000 305,710 AMB-SGP (7) 50% 74 8,287,424 442,237 236,388 - 117,900 AMB Institutional Alliance Fund II (5) 20% 70 8,004,048 511,191 244,460 - 193,014 AMB-AMS (8) 39% 33 2,172,137 151,372 61,851 - 37,935 AMB Institutional Alliance Fund III (9) 20% 93 10,599,651 1,016,147 494,416 - 391,678 Total Co-Investment Operating Joint Ventures 27% 402 40,698,476 2,883,788 1,394,221 65,000 1,066,322 Co-Investment Development Joint Ventures: AMB Partners II (6) 20% n/a n/a 341 - - - AMB Institutional Alliance Fund II (5) 20% n/a n/a 4,154 - - - AMB Institutional Alliance Fund III (9) 20% 1 179,400 9,331 - - - Total Co-Investment Development Joint Ventures 20% 1 179,400 13,826 - - - Total Co-Investment Consolidated Joint Ventures 26% 403 40,877,876 $ 2,897,614 $ 1,394,221 $ 65,000 $ 1,066,322 Partners' Share of Co-investment Joint Ventures Cash NOI (10) Net Income FFO Cash NOI (10) Net Income FFO For the quarter ended September 30, 2006 $ 52,270 $ 14,078 $ 32,723 $ 39,522 $ 7,073 $ 24,220 For the nine months ended September 30, 2006 $ 146,775 $ 36,027 $ 88,632 $ 109,593 $ 18,284 $ 64,989 (1) For development properties, this represents estimated square feet at completion of development for committed phases of development and renovation projects. (2) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (3) JV partners' share of debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (4) AMB Erie is a co-investment partnership formed in 1998 with the Erie Insurance Group. (5) AMB Institutional Alliance Fund II is a co-investment partnership with institutional investors, which invest through a private REIT. (6) AMB Partners II is a co-investment partnership formed in 2001 with the City and County of San Francisco Employees' Retirement System. (7) AMB-SGP is a co-investment partnership formed in 2001 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. (8) AMB-AMS is a co-investment partnership with three Dutch pension funds advised by Mn Services NV. (9) AMB Institutional Alliance Fund III is an open-ended co-investment partnership formed in 2004 with institutional investors, which invest through a private REIT. (10) See Supplemental Financial Measures Disclosures for a discussion of why management believes NOI is a useful supplemental measure for our management and investors, of ways to use this measure when assessing financial performance, and the limitations of the measure as a measurement tool. 26

OTHER CONSOLIDATED JOINT VENTURES As of September 30, 2006 (dollars in thousands) AMB's Gross JV Partners' Ownership Number of Square Book Property Share Properties Market Percentage Buildings Feet Value (1) Debt of Debt (2) Other Industrial Operating Joint Ventures Various 92% 31 2,764,799 $ 242,422 $ 60,321 $ 4,408 Other Industrial Development Joint Ventures Various 78% 15 3,113,610 247,424 58,562 24,999 Total Other Industrial Consolidated Joint Ventures 86% 46 5,878,409 $ 489,846 $118,883 $ 29,407 (1) Represents the book value of the property (before accumulated depreciation) owned by the joint venture entity and excludes net other assets. Development book values include uncommitted land. (2) JV Partners' Share of Debt is defined as total debt less the Company's share of total debt. See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. 27

UNCONSOLIDATED JOINT VENTURES, MORTGAGE INVESTMENTS AND OTHER INVESTMENTS As of September 30, 2006 (dollars in thousands) AMB's AMB's AMB's Square Net Equity Ownership Share Unconsolidated Joint Ventures Market Feet Investment Percentage of Debt (1) Co-Investment Joint Ventures 1. AMB-SGP Mexico (2) Various, Mexico 2,474,745 $ 6,593 20% $ 18,692 2. AMB Japan Fund I (3) Various, Japan 2,628,458 22,492 20% 56,832 5,103,203 $ 29,085 20% $ 75,524 Total Co-Investment Joint Ventures Other Industrial Operating Joint Ventures 9,971,416 $ 49,340 52% $ 99,655 Total Unconsolidated Joint Ventures 15,074,619 $ 78,425 40% $ 175,179 Mortgage Mortgage and Loan Investments Market Maturity Receivable (6) Rate 1. Pier 1 (5) SF Bay Area May 2026 $ 12,721 13.0% 2. G.Accion Various March 2010 6,061 10.0% $ 18,782 AMB's AMB's Net Ownership Share Other Investments Market Property Type Investment Percentage of Debt (1) 1. Park One Land Parcel Los Angeles Parking Lot $ 75,498 100% $ - 2. G.Accion (7) Various Various 38,431 39% 4,794 3. IAT Air Cargo Facilities Income Fund (8) Canada Industrial 2,627 5% - $ 116,556 $ 4,794 28 (1) See Supplemental Financial Measures Disclosures for a discussion of why management believes the Company's share of total debt is a useful supplemental measure for its management and investors, of ways to use this measure when assessing the Company's financial performance, and the limitations of the measure as a measurement tool. (2) AMB-SGP Mexico is a co-investment partnership formed in 2004 with GIC Real Estate Pte Ltd, the real estate investment subsidiary of the Government of Singapore Investment Corporation. Includes $4.8 million of shareholder loans outstanding at September 30, 2006 between the Company and the co-investment partnership. (3) AMB Japan Fund I is a co-investment partnership formed in 2005 with institutional investors. (4) Square feet for development joint ventures represents estimated square feet at completion of development project. (5) AMB has a 0.1% unconsolidated equity interest (with a 33% economic interest) in this property and also has an option to purchase the remaining equity interest beginning January 1, 2007 and expiring December 31, 2009. (6) The Company holds inter-company loans that it eliminates in consolidations. (7) The Company has a 39% unconsolidated equity interest in G.Accion, a Mexican real estate company. G.Accion provides management and development services for industrial, retail, residential and office properties in Mexico. (8) One of the Company's subsidiaries has an approximate 5% equity interest in IAT Air Cargo Facilities Income Fund, a public Canadian real estate income trust.

REPORTING DEFINITIONS 29 Acquisition/non-recurring capex includes immediate building improvements that were taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard" or to stabilization. Also includes incremental building improvements and leasing costs that are incurred in an effort to substantially increase the revenue potential of an existing building. AMB's share of total debt-to-AMB's share of total book capitalization is calculated using the following definitions: AMB's share of total debt is the pro rata portion of the total debt based on the Company's percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. AMB's share of total book capitalization is defined as the Company's share of total debt plus minority interests to preferred unitholders and limited partnership unitholders plus stockholders' equity. AMB's share of total debt-to-AMB's share of total market capitalization is calculated using the following definitions: AMB's share of total debt is the pro rata portion of the total debt based on the Company's percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company's definition of "total market capitalization" is total debt plus preferred equity liquidation preferences plus market equity. The Company's definition of "AMB's share of total market capitalization" is the Company's share of total debt plus preferred equity liquidation preferences plus market equity. The Company's definition of "market equity" is the total number of outstanding shares of the Company's common stock and common limited partnership units multiplied by the closing price per share of its common stock as of September 30, 2006. AMB's share of total market capitalization is defined by the Company as the Company's share of total debt plus preferred equity liquidation preferences plus market equity. Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of a certain date, multiplied by 12. If free rent is granted, then the first positive rent value is used. Completion/Stabilization is generally defined as properties that are 90% leased or properties for which we have held a certificate of occupancy or building has been substantially complete for at least 12 months. Estimated yields on development and renovation projects are calculated from estimated annual NOI following occupancy stabilization divided by the estimated total investment, including Development Alliance Partner(r) earnouts (if triggered by stabilization), prepaid ground leases and associated carrying costs. Fixed charge coverage is adjusted EBITDA divided by total interest expense (including capitalized interest) plus preferred dividends and distributions. Interest coverage is adjusted EBITDA divided by total GAAP interest expense. Market equity is defined by the Company as the total number of outstanding shares of the Company's common stock and common limited partnership units multiplied by the closing price per share of its common stock as of September 30, 2006. Occupancy percentage represents the percentage of total rentable square feet owned, which is leased, including month-to-month leases, as of the date reported. Space is considered leased when the tenant has either taken physical or economic occupancy. Percentage pre-leased represents the percentage of signed leases only. Preferred is defined by the Company, with respect to its capitalization ratios, as preferred equity liquidation preferences. Renovation projects represents projects where the acquired buildings are less than 75% leased and require significant capital expenditures (generally more than 10% - 25% of acquisition cost) to bring the buildings up to operating standards and stabilization (generally 90% occupancy). Recurring capital expenditures represents non-incremental building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to "operating standard." Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant's term. If free rent is granted, then the first positive full rent value is used as a point of comparison. The rental amounts exclude base stop amounts, holdover rent and premium rent charges. If either the previous or current lease terms are under 12 months, then they are excluded from this calculation. If the lease is the first in the unit (first generation) and there is no prior lease for comparison, then it is excluded from this calculation. Same store NOI growth is the change in the NOI (excluding straight-line rents) of the same store properties from the prior year reporting period to the current year reporting period. Same store properties include all properties that were owned as of the end of both the current and prior year reporting periods and excludes development properties for both the current and prior reporting periods. The same store pool is set annually and excludes properties purchased and developments stabilized after December 31, 2004. Second generation TIs and LCs per square foot are total tenant improvements, lease commissions and other leasing costs incurred during leasing of second generation space divided by the total square feet leased. Costs incurred prior to leasing available space are not included until such space is leased. Second generation space excludes newly developed square footage or square footage vacant at acquisition. Square feet owned represents 100% of the square footage of properties either owned directly by the Company or which the Company has a controlling interest in (e.g. consolidated joint ventures) and excludes square footage of development properties prior to completion. Stabilized GAAP cap rates rates are calculated as NOI, including straight-line rents, stabilized to market occupancy (generally 95%) divided by total acquisition cost. The total acquisition cost basis includes the initial purchase price, the effects of marking assumed debt to market, all due diligence and closing costs, SFAS 141 adjustments, planned immediate capital expenditures, leasing costs necessary to achieve stabilization and, if applicable, any estimated costs required to buy-out AMB's joint venture partners. Tenant retention is the square footage of all leases renewed by existing tenants divided by the square footage of all expiring and renewed leases during the reporting period, excluding the square footage of tenants that default or buy-out prior to expiration of their lease, short-term tenants and the square footage of month-to-month leases. Total market capitalization is defined by the Company as total debt plus preferred equity liquidation preferences plus market equity. Value-added conversion project represents the repurposing of land or a building site for more valuable uses and may include such activities as rezoning, redesigning, reconstructing and retenanting.

SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES Adjusted EBITDA. The Company uses adjusted earnings before interest, tax, depreciation and amortization, or adjusted EBITDA, to measure both its operating performance and liquidity. The Company considers adjusted EBITDA to provide investors relevant and useful information because it permits fixed income investors to view income from its operations on an unleveraged basis before the effects of non-cash depreciation and amortization expense. By excluding interest expense, adjusted EBITDA allows investors to measure the Company's operating performance independent of its capital structure and indebtedness and, therefore, allows for a more meaningful comparison of its operating performance between quarters as well as annual periods and to compare its operating performance to that of other companies, both in the real estate industry and in other industries. The Company considers adjusted EBITDA to be a useful supplemental measure for reviewing its comparative performance with other companies because, by excluding non-cash depreciation expense, adjusted EBITDA can help the investing public compare the performance of a real estate company to that of companies in other industries. As a liquidity measure, the Company believes that adjusted EBITDA helps fixed income and equity investors to analyze its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. Management uses adjusted EBITDA in the same manner as the Company expects investors to when measuring the Company's operating performance and liquidity; specifically when assessing its operating performance, and comparing that performance to other companies, both in the real estate industry and in other industries, and when evaluating its ability to meet debt service obligations and to make quarterly preferred share and unit distributions. The Company believes investors should consider adjusted EBITDA, in conjunction with net income (the primary measure of the Company's performance) and the other required GAAP measures of its performance and liquidity, to improve their understanding of the Company's operating results and liquidity, and to make more meaningful comparisons of the performance of its assets between periods and as against other companies. By excluding interest, taxes, depreciation and amortization when assessing the Company's financial performance, an investor is assessing the earnings generated by the Company's operations, but not taking into account the eliminated expenses incurred in connection with such operations. As a result, adjusted EBITDA has limitations as an analytical tool and should be used in conjunction with the Company's required GAAP presentations. Adjusted EBITDA does not reflect the Company's historical cash expenditures or future cash requirements for working capital, capital expenditures or contractual commitments. Adjusted EBITDA also does not reflect the cash required to make interest and principal payments on the Company's outstanding debt. While adjusted EBITDA is a relevant and widely used measure of operating performance and liquidity, it does not represent net income or cash flow from operations as defined by GAAP and it should not be considered as an alternative to those indicators in evaluating operating performance or liquidity. Further, the Company's computation of adjusted EBITDA may not be comparable to EBITDA reported by other companies. 30 Company's share of total debt. The Company's share of total debt is the pro rata portion of the total debt based on its percentage of equity interest in each of the consolidated or unconsolidated ventures holding the debt. The Company believes that its share of total debt is a meaningful supplemental measure, which enables both management and investors to analyze its leverage and to compare its leverage to that of other companies. In addition, it allows for a more meaningful comparison of its debt to that of other companies that do not consolidate their joint ventures. The Company's share of total debt is not intended to reflect its actual liability should there be a default under any or all of such loans or a liquidation of the joint ventures. Interest coverage. The Company uses interest coverage to measure its liquidity. The Company considers interest coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company's ability to meet its interest payments on outstanding debt. The Company's computation of interest coverage may not be comparable to interest coverage reported by other companies. Fixed charge coverage. The Company uses fixed charge coverage to measure its liquidity. The Company considers fixed charge coverage to provide investors relevant and useful information because it permits fixed income investors to measure the Company's ability to meet its interest payments on outstanding debt, make distributions to its preferred unitholders and pay dividends to its preferred shareholders. The Company's computation of fixed charge coverage may not be comparable to fixed charge coverage reported by other companies. Funds From Operations ("FFO"). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers funds from operations, or FFO, as defined by NAREIT, to be a useful supplemental measure of its operating performance. FFO is defined as net income, calculated in accordance with GAAP, less gains (or losses) from dispositions of real estate held for investment purposes and real estate-related depreciation, and adjustments to derive the Company's pro rata share of FFO of consolidated and unconsolidated joint ventures. Further, the Company does not adjust FFO to eliminate the effects of non-recurring charges. The Company believes that FFO, as defined by NAREIT, is a meaningful supplemental measure of its operating performance because historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, as reflected through depreciation and amortization expenses. However, since real estate values have historically risen or fallen with market and other conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient. Thus, NAREIT created FFO as a supplemental measure of operating performance for real estate

SUPPLEMENTAL FINANCIAL MEASURES DISCLOSURES 31 Same Store Net Operating Income ("SS NOI"). The Company believes that net income, as defined by GAAP, is the most appropriate earnings measure. However, the Company considers SS NOI to be a useful supplemental measure of our operating performance. For properties that are considered part of the same store pool, see Reporting Definitions. In deriving SS NOI, the Company defines NOI as rental revenues (as calculated in accordance with GAAP), including reimbursements, less straight-line rents, property operating expenses and real estate taxes. The Company excludes straight-line rents in calculating SS NOI because the Company believes it provides a better measure of actual cash basis rental growth for a year-over-year comparison. In addition, the Company believes that SS NOI helps the investing public compare the operating performance of a company's real estate as compared to other companies. While SS NOI is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating our liquidity or operating performance. SS NOI also does not reflect general and administrative expenses, interest expenses, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact our results from operations. Further, the Company's computation of SS NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating SS NOI. investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. The Company believes that the use of FFO, combined with the required GAAP presentations, has been beneficial in improving the understanding of operating results of real estate investment trusts among the investing public and making comparisons of operating results among such companies more meaningful. The Company considers FFO to be a useful measure for reviewing comparative operating and financial performance because, by excluding gains or losses related to sales of previously depreciated operating real estate assets and real estate depreciation and amortization, FFO can help the investing public compare the operating performance of a company's real estate between periods or as compared to other companies. While FFO is a relevant and widely used measure of operating performance of real estate investment trusts, it does not represent cash flow from operations or net income as defined by GAAP and should not be considered as an alternative to those measures in evaluating the Company's liquidity or operating performance. FFO also does not consider the costs associated with capital expenditures related to the Company's real estate assets nor is FFO necessarily indicative of cash available to fund the Company's future cash requirements. Further, the Company's computation of FFO may not be comparable to FFO reported by other real estate investment trusts that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than the Company does. Net Operating Income ("NOI"). Net operating income is defined as rental revenue, including reimbursements, less property operating expenses, which excludes depreciation, amortization, general and administrative expenses and interest expense. The Company considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of the real estate portfolio. However, NOI should not be viewed as an alternative measure of financial performance since it does not reflect general and administrative expenses, interest expense, depreciation and amortization costs, capital expenditures and leasing costs, or trends in development and construction activities that could materially impact results from operations. Further, NOI may not be comparable to that of other real estate investment trusts, as they may use different methodologies for calculating NOI. The following table reconciles SS NOI from net income for the three months ended September 30, 2006 and 2005 (dollars in thousands): For the Quarters Ended For the Nine Months Ended September 30, September 30, 2006 2005 2006 2005 Net income $ 33,387 $ 29,068 $ 136,317 $ 116,624 Private capital income (7,490) (5,764) (17,539) (12,520) Depreciation and amortization 48,761 40,494 136,160 121,279 General and administrative and fund costs 26,346 17,144 75,438 55,949 Total other income and expenses 17,029 35,339 40,626 61,010 Total minority interests share of income 17,366 14,723 47,165 54,784 Total discontinued operations (1,186) (16,534) (28,010) (54,954) NOI 134,213 114,470 390,157 342,172 Less non same-store NOI (21,926) (7,896) (61,748) (20,383) Less non cash adjustments (1) (2,673) (2,957) (7,379) (10,234) Cash-basis same-store NOI $ 109,614 $ 103,617 $ 321,030 $ 311,555 (1) Non-cash adjustments include straight line rents and amortization of lease intangibles for the same store pool only.

AMB PROPERTY CORPORATION CONTACTS Contact Name Title Phone E-mail Address Hamid R. Moghadam Chairman Chief Executive Officer (415) 733-9401 hmoghadam@amb.com W. Blake Baird President and Director (415) 733-9407 bbaird@amb.com Michael A. Coke EVP, Chief Financial Officer (415) 733-9405 mcoke@amb.com Guy F. Jaquier EVP, President, Europe and Asia (415) 733-9406 gjaquier@amb.com Eugene F. Reilly EVP, President, North America (617) 619-9333 ereilly@amb.com John T. Roberts, Jr. EVP, President, AMB Capital Partners (415) 733-9408 jroberts@amb.com Margan S. Mitchell VP, Corporate Communications (415) 733-9477 mmitchell@amb.com Corporate Headquarters Other Principal Office Locations Investor Relations AMB Property Corporation Amsterdam Shanghai Tel: (415) 394-9000 Pier 1, Bay 1 Boston Singapore Fax: (415) 394-9001 San Francisco, CA 94111 Chicago Tokyo E-mail: ir@amb.com Tel: (415) 394-9000 Los Angeles Website: www.amb.com Fax: (415) 394-9001 New Jersey 32

Some of the information included in this supplemental analyst package and the conference call to be held in connection therewith contains forward- looking statements, such as those related to development and renovation projects (including stabilization dates, square feet at stabilization or completion, and total investment amounts), lease expirations and future business plans (such as property divestitures and financings), which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, re-financing risks, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in general economic conditions or in the real estate sector, changes in real estate and zoning laws, a downturn in the U.S., California or global economy, risks related to doing business internationally, losses in excess of our insurance coverage, unknown liabilities acquired in connection with acquired properties or otherwise and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading "Risk Factors" and elsewhere in our annual report on Form 10-K for the year ended December 31, 2005.